Supplement Dated June 2, 2011 to your Prospectus Dated May 2, 2011

The fund objective for the Hartford Portfolio Diversifier HLS Fund (as reflected in Appendix C) is deleted and replaced with the following:

Seeks to produce investment performance that mitigates against significant declines in the aggregate value of investment allocations to equity mutual funds under certain variable annuity contracts issued by Hartford Life Insurance Company and its affiliates, while also preserving the potential for modest appreciation in the Fund’s net asset value when markets are appreciating.

The following state variations are added in alphabetical order to Section 8.b State Variations:

California - You may not transfer your Contract if you have elected any optional benefit riders.

New York - You may not make transfers to or from the Personal Pension Account.

This Supplement Should Be Retained For Future Reference.

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